Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Commitments

Lease Commitments

Rent and lease expense, net of sublease rent, was $81.9 million in 2017, $72.5 million in 2016, and $60.8 million in 2015. Rent and lease expense included no contingent rent payments.

The minimum amounts due for non-cancellable leases at December 31, 2017 are as follows ($ thousands):

Year	Operating	Capital	Total
2018	76,779	7,999	84,778
2019	61,258	7,643	68,901
2020	55,782	6,844	62,626
2021	49,881	6,039	55,920
2022	48,485	4,348	52,833
Thereafter	248,389	5,078	253,467
Total minimum payments	540,574	37,951	578,525
Less amount representing interest		(10,252)
Capitalized lease obligation		27,699

Facility capital lease

The Company has a finance lease for a facility in Providence, Rhode Island. The Company has the right to terminate the lease after June 30, 2023 if its facilities management contract with the State of Rhode Island is not renewed, in exchange for a termination fee equal to six months of base rent plus operating expenses. The lease includes two 10-year extension options. The Company has the unilateral right to extend the lease under the two extension options under the same terms as in the initial term. The Company may not assign the lease or sublease its portion of the building without the lessor’s approval, which is not to be unreasonably withheld. The lease has been accounted for under build-to-suit guidance, under which the Company carries the entire cost of the facility on its books. The facility will remain on the books for the lease term and is depreciated over its useful life of 40 years.

Sale and Leaseback Transactions

On March 29, 2017, the Company entered into a sale-leaseback transaction for its main manufacturing and production facility located in Reno, Nevada. The transaction included a 15.5 year initial lease term, with four 5-year additional renewal periods exercisable at the Company’s option, 3% annual rent increases, and payment and performance guarantees. A gain of $6.7 million on the sale of the facility was deferred and is being recognized on a straight-line basis over the initial term of the lease. Rent expense is recorded on a straight-line basis. The Company's straight-line rent calculation does not include an assumption of lease renewal periods. The Company recorded the difference between the amount charged to expense and the rent paid as deferred rent in the consolidated balance sheets. Rent expense was $10.1 million for the year ended December 31, 2017.

On December 30, 2015, the Company sold its Las Vegas, Nevada campus and entered into a sale-leaseback agreement with the buyer for a portion of the facility for a term of 15 years with optional renewals.

The Company sold its technology center facility in West Greenwich, Rhode Island in December 2006 and entered into a sale-leaseback agreement for a portion of the facility with the buyer that was initially due to expire in November 2019 with renewal options. In August 2017 the Company renewed the lease agreement extending the lease term to November 2027 with an optional renewal.

The facilities in Reno, Las Vegas and West Greenwich are accounted for as operating leases, and future minimum lease payments are included in the operating lease section in the table above.

Communication equipment capital leases

The Company has finance leases for certain communication equipment that expire between 2019 and 2022. The leases have options to extend and options to purchase the equipment, and do not contain escalation clauses. There are no restrictions placed upon the Company by entering into these leases.

Point of sale capital leases

The Company's finance leases for certain point of sale equipment expired in 2017.

Jackpot Commitments

Jackpot liabilities are recorded as current and non-current liabilities as follows:

($ thousands)	December 31, 2017
Current liabilities	84,250
Non-current liabilities	191,376
275,626

Future jackpot payments are due as follows ($ thousands):

Year	Previous Winners	Future Winners	Total
2018	40,644	43,460	84,104
2019	32,127	8,674	40,801
2020	28,554	526	29,080
2021	24,190	526	24,716
2022	21,417	526	21,943
Thereafter	115,615	7,886	123,501
Future jackpot payments due	262,547	61,598	324,145
Unamortized discounts			(48,519)
Total jackpot liabilities			275,626

Other Commitments

Yeonama Holdings Co. Limited

In 2013, the Company invested €19.8 million in Yeonama Holdings Co. Limited (“Yeonama”), a shareholder in Emma Delta Limited, the fund that holds a 33% interest in OPAP S.A., the Greek gaming and football betting operator. At December 31, 2017, the Company had a commitment to invest up to an additional €10.2 million ($12.2 million at the December 31, 2017 exchange rate) in Yeonama, representing a total potential €30.0 million ($35.9 million at the December 31, 2017 exchange rate) investment.

CLS-GTECH Company Limited

The Company has a 50% interest in CLS-GTECH Company Limited (“CLS”), a joint venture that was formed to provide a nationwide KENO system for Welfare lotteries throughout China. At December 31, 2017, the Company has a capital commitment to CLS of $3.8 million in the form of a non-interest bearing promissory note to be repaid at the discretion of the CLS board of directors, which is included in other current liabilities in the consolidated balance sheets.

Contingencies

Performance and other bonds

In connection with certain contracts and procurements, the Company has delivered performance bonds for the benefit of customers and bid and litigation bonds for the benefit of potential customers. These bonds give the beneficiary the right to obtain payment and/or performance from the issuer of the bond if certain specified events occur. In the case of performance bonds, which generally have a term of one year, such events include the Company’s failure to perform its obligations under the applicable contract. The following table provides information related to potential commitments for bonds outstanding at December 31, 2017:

($ thousands)	Total bonds
Performance bonds	447,014
Wide Area Progressive bonds	266,218
Bid and litigation bonds	8,600
All other bonds	24,827
746,659

Guarantees and Indemnifications

Incentive Payments and Shortfall Payments under Minimum Profit Contracts

The Company has two contracts (each of which is an LMA) where it has provided customers with minimum profit level guarantees (the Indiana contract and the New Jersey contract). Under these contracts, subject to certain caps, the Company may earn incentive compensation if it exceeds minimum profit level guarantees and may be required to make shortfall payments should it fail to achieve them.

In relation to the Indiana contract, the Company guaranteed a minimum profit level to the State of Indiana commencing with the contract year ending June 30, 2014. The Company recorded a reduction of service revenue of $8.0 million in 2015 in connection with the Company's performance during the fiscal year ended June 30, 2015 related to this guarantee. In 2015, the Company and the State of Indiana renegotiated the Indiana contract which resulted in revised guarantee levels, and in consideration, the Company paid the State of Indiana $18.3 million which the Company capitalized to other non-current assets in its consolidated balance sheet and which the Company is amortizing to service revenue over the remaining contract term. The Company did not earn incentive compensation or make shortfall payments related to the guarantee in 2017 or 2016.

In relation to the New Jersey contract, the Company guaranteed a minimum profit level to the State of New Jersey commencing with the contract year ending June 30, 2014. In 2015, the Company and the State of New Jersey renegotiated the New Jersey contract which resulted in revised guarantee levels, and in consideration, the Company paid the State of New Jersey $15.4 million which the Company capitalized to other non-current assets in its consolidated balance sheet and which the Company is amortizing to service revenue over the remaining contract term. The Company earned incentive compensation of $29.0 million and $30.6 million in 2017 and 2016, respectively based on its performance for the fiscal years ended June 30, 2017 and June 30, 2016, respectively, which was recorded as service revenue in the consolidated statements of operations.

Loxley GTECH Technology Co., LTD Guarantee

The Company has a 49% interest in Loxley GTECH Technology Co., LTD (“LGT”). LGT is a joint venture that was formed to provide an online lottery system in Thailand.

The Company has guaranteed, along with the 51% shareholder in LGT, performance bonds provided on behalf of LGT by an unrelated commercial lender. The performance bonds relate to LGT’s performance under the July 2005 contract between the Government Lottery Office of Thailand and LGT should such contract become operational. The Company is jointly and severally liable with the other shareholder in LGT for this guarantee. There is no scheduled termination date for the Company’s guarantee obligation. At December 31, 2017, the maximum liability under the guarantee was Baht 375 million ($11.5 million), and the Company does not have any obligation related to this guarantee because the July 2005 contract to provide the online lottery system is not in operation due to continuing political instability in Thailand.

Zest Gaming Contingent Consideration

On July 25, 2017, the Company acquired the video bingo subsidiaries and related operating assets of Zest Gaming S.r.l., a leading supplier of multi-card video bingo solutions headquartered in Italy. The acquisition consideration included a fair value estimate of contingent consideration related to existing operations for the twelve month period ending June 30, 2018. At December 31, 2017, contingent consideration was €6.5 million ($7.8 million), and is capped at €17.2 million ($20.6 million at the December 31, 2017 exchange rate) for existing operations.

Legal Proceedings

From time to time, the Parent and/or one or more of its subsidiaries are party to legal, regulatory, or administrative proceedings regarding, among other matters, claims by and against the Company, injunctions by third parties arising out of the ordinary course of business, and investigations and compliance inquiries related to the Company’s ongoing operations. Legal proceedings can be expensive and disruptive to normal business operations. Moreover, the results of legal proceedings are often difficult to predict and the Company’s view of these matters may change as the related proceedings and events unfold. The Company expenses legal fees as incurred and records a provision for contingent losses when it is both probable that a liability will be incurred and the amount or range of the loss can be reasonably estimated. At December 31, 2017, provisions for litigation matters amounted to $4.7 million. With respect to litigation and other legal proceedings where the Company has determined that a loss is reasonably possible but the Company is unable to estimate the amount or range of reasonably possible loss, in excess of amounts already accrued, no additional amounts have been accrued (given the uncertainties of litigation and the inherent difficulty of predicting the outcome of legal proceedings). If material, an unfavorable outcome to any legal matter could have an adverse effect on the Company’s operations, financial position, liquidity, or results of operations.

Brazil ICMS Tax

Since 1997, GTECH Brazil paid ISS service taxes on its revenues derived from its lottery contract with Caixa Eonomica Federal. On July 26, 2005, the State of São Paulo challenged this tax classification, claiming the higher ICMS tax (Brazilian VAT) should have been applied on the value of printing ribbons, rolls of paper, and wagering slips (“Consumables”) distributed to lottery outlets. On February 27, 2017, the Brazilian court ruled that rolls of paper and wagering slips were not subject to ICMS, but printing ribbons were, although at a lower tax rate than the São Paulo tax authorities had applied. Both parties appealed the respective unfavorable aspects of the lower court’s ruling to the Court of Appeals. On March 7, 2018, the Court of Appeals ruled in GTECH Brazil’s favor with respect to its petition to also exclude the printer ribbons from the ICMS tax. The Court of Appeals also ruled against the petition of the tax authority to reverse the lower court’s ruling to exclude rolls of paper and wagering slips from ICMS tax.  If the tax authority elects to appeal the ruling to higher courts, the tax authority has 30 business days following publication of the decision by the Court of Appeals in the relevant website or journal to file such appeal. Should the tax authority decide to further appeal the matter, the proceedings are likely to take several years. The net claim after the current ruling, plus statutory interest and fees is approximately 18.5 million Brazilian Reals ($5.6 million at the December 31, 2017 exchange rate).

Texas Fun 5’s Instant Ticket Game

Five lawsuits have been filed against IGT Global Solutions Corporation (f/k/a GTECH Corporation) in Texas state court arising out of the Fun 5’s instant ticket game sold by the Texas Lottery Commission (“TLC”) from September 14, 2014 to October 21, 2014. Plaintiffs allege each ticket’s instruction for Game 5 provided a 5x win (five times the prize box amount) any time the “Money Bag” symbol was revealed in the “5X BOX”. However, TLC awarded a 5x win only when (1) the “Money Bag” symbol was revealed and (2) three symbols in a pattern were revealed.

(a)
Steele, James et al. v. GTECH Corp., filed on December 9, 2014, in Travis County (No. D1GN145114). Through intervenor actions, over 1,200 plaintiffs claim damages in excess of $500 million. GTECH Corporation’s plea to the jurisdiction for dismissal based on sovereign immunity was denied. GTECH Corporation appealed. The appellate court ordered that plaintiffs' sole remaining claim should be reconsidered. Both sides may consider petitioning for Texas Supreme Court review.

(b)
Nettles, Dawn v. GTECH Corp. et al., filed on January 7, 2015, in Dallas County (No. 051501559CV). Plaintiff claims damages in excess of $4 million. GTECH Corporation and the Texas Lottery Commission won pleas to the jurisdiction for dismissal based on sovereign immunity. Plaintiff appealed, lost the appeal, and is petitioning for Texas Supreme Court review.

(c)	Guerra, Esmeralda v. GTECH Corp. et al., filed on June 10, 2016, in Hidalgo County (No. C277716B). Plaintiff claims damages in excess of $500,000.

(d)	Wiggins, Mario & Kimberly v. IGT Global Solutions Corp., filed on September 15, 2016, in Travis County (No. D1GN16004344). Plaintiffs claim damages in excess of $1 million.

(e)	Campos, Osvaldo Guadalupe et al. v. GTECH Corp., filed on October 20, 2016, in Travis County (No. D1GN16005300). Plaintiffs claim damages in excess of $1 million.

The Company disputes the claims made in each of these cases and continues to defend against these lawsuits.

Illinois State Lottery

On February 2, 2017, putative class representatives of retailers and lottery ticket purchasers alleged the Illinois Lottery collected millions of dollars from sales of instant ticket games and wrongfully ended certain games before all top prizes had been sold. Raqqa, Inc. et al. v. Northstar Lottery Group, LLC., was filed in Illinois state court, St. Clair County (No. 17L51) against Northstar Lottery Group LLC, a consortium in which the Parent indirectly holds an 80% controlling interest. The claims include tortious interference with contract, violations of Illinois Consumer Fraud and Deceptive Practices Act, and unjust enrichment. The lawsuit was removed to the U.S. District Court for the Southern District of Illinois. On March 15, 2017, a second lawsuit, Atteberry, Dennis et al. v. Northstar Lottery Group, LLC, was filed in Illinois state court, Cook County (No. 2017CHO3755) seeking damages on the same matter. The Company disputes the claims made in both cases and continues to defend against these lawsuits.

Mexican Inventory Tax

The Mexican Tax Administration Service levied an assessment of income tax, VAT, profit sharing, interest and penalties on GTECH Mexico, S.A. de C.V. (“GTECH Mexico”), for the 2006 fiscal year that, as at December 31, 2017, amounted to
520,806,390 Mexican Pesos ($26.5 million at the December 31, 2017 exchange rate). Approximately 65% of the assessment relates to denial of a deduction for inventory sold ("cost of goods sold deduction") by GTECH Mexico to its parent; the remaining assessment relates primarily to intercompany loan proceeds (treated as taxable income) received from GTECH Mexico’s parent. Although lower courts upheld the assessment, the Mexican Appellate Court ruled the loan proceeds non-taxable, but denied the Company’s cost of goods sold deduction. The Mexican Supreme Court upheld the Appellate Court’s ruling that the cost of goods sold deduction would not apply. GTECH Mexico filed a constitutional appeal on November 23, 2017. The Company maintains that the assessment is without merit. For a further discussion of the Mexican cost of goods sold deduction tax issue, refer to Note 14, Income Taxes.